UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

2255 Buffalo Road, Rochester, NY 14624
(Address of principal executive offices) (Zip code)

Russell Kamerman, Esq.
2255 Buffalo Road
Rochester, NY 14624
(Name and address of agent for service)

 Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/23 – 6/30/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Item 1(a):

TO OUR SHAREHOLDERS
June 30, 2023

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Dividend and Income Fund and to submit this 2023 Semi-Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

5 Stars Awarded by Morningstar

Dividend and Income Fund has received the coveted 5 Star Morning-star Rating as of June 30, 2023. A purely quantitative, backward-looking measure of a fund’s past performance, measured from one to five stars, a Morningstar Rating is viewed by Morningstar as helpful to investors in assessing a fund’s track record relative to its peers and intended for use as the first step in the fund evaluation process. The top 10% of funds in each fund category receive 5 stars. Calculated at the end of every month, Morningstar Ratings are subject to change without notice1.

Economic and Market Report

According to the minutes of its June 2023 meeting, the Federal Open Market Committee (FOMC) of the Federal Reserve Bank was advised of continued resilience in the economy and reduced downside risks following the resolution of the debt limit in a higher Treasury yield environment. The FOMC staff noted that the labor market remained tight with the unemployment rate at 3.7%. The FOMC staff also reported that consumer price inflation remained elevated — the increase in the price index for personal consumption expenditures (PCE) was 4.4% over the 12 months ending in April 2023 and the 12-month change ending in April 2023 in the consumer price index (CPI) was 4.0%. The FOMC staff highlighted average hourly earnings rising 4.3% over the 12 months ending in May 2023. In the FOMC staff’s view real GDP appeared to be increasing modestly in the second quarter of 2023 following its stronger first quarter of 2023 gain.

Turning to financial markets, the FOMC minutes recorded that broad equity prices rose, although the outperformance was concentrated in a handful of companies with a large market capitalization, noting outperformance by more cyclical sectors. Investor sentiment about the banking sector improved as perceived risks regarding regional banks appeared to have receded. In domestic credit markets, borrowing costs for businesses, households, and municipalities were reported by the staff to have increased notably, while interest rates on newly originated bank loans to businesses and households in the first quarter of 2023 rose further above their peaks from the previous tightening cycle, and yields on leveraged loans also rose, reaching levels close to their peak at the onset of the pandemic.

The economic forecast prepared by the staff for the June 2023 FOMC meeting continued to assume that the effects of the expected further tightening in bank credit conditions, amid already tight financial conditions, would lead to a mild recession starting later this year, followed by a moderately paced recovery. Real GDP was projected to decelerate in the second and third quarters of 2023 before declining modestly in both the fourth quarter of this year and first quarter of next year. Accordingly, our investing outlook continues to be cautious, and investors might anticipate periods of market volatility and price weakness.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the first half of 2023 was to seek companies with increasing revenue, superior returns on assets and moderate debt, generating free cash flow, and trading with reasonable valuations. Generally, the Fund purchased and held income generating equity securities of companies that appeared to be profitable, growing, and conservatively valued across a broad array of industries in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

In the six months ended June 30, 2023, the Fund’s net investment income, net realized gain on investments, and unrealized appreciation on investments were, respectively, $426,068, $10,953,340 and $5,906,614, which contributed materially to the Fund’s net asset value return of 9.73%, including the reinvestment of dividends and dilution occurring under the Fund’s dividend reinvestment plan (DRIP). Profitable sales in the period were made of, among others, shares of Tractor Supply Company in the building materials, hardware, garden supply, and mobile home dealers industry. Losses were taken

[1]

As of June 30, 2023, the Fund received a 5 star Morningstar Rating for the 3 and 10 year periods, and overall, and a 4 star Morningstar Rating for the 5 year period. The Morningstar Rating is provided by Morningstar, Inc. The Morningstar Rating for funds, or “star rating,” is calculated for funds with at least a three-year history. (Exchange-traded funds and open-end mutual funds are considered a single population for comparative purposes.) According to Morningstar, Inc. it is calculated-based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly excess performance (excluding the effect of sales charges, if any), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each fund category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Although the Fund believes the data gathered from this third-party source is reliable, it does not review such information and cannot warrant it to be accurate, complete, or timely. Neither the Fund nor its investment manager provided any compensation directly or indirectly in connection with obtaining or using this third-party rating.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 1

TO OUR SHAREHOLDERS
June 30, 2023

on, among others, British American Tobacco p.l.c. in the tobacco products industry. The Fund’s holdings of UnitedHealth Group Incorporated in the insurance carriers industry contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its investment in Lam Research Corporation in the industrial and commercial machinery and computer equipment industry.

The Fund’s market return for the first half of 2023, also including the reinvestment of dividends and DRIP dilution, was 6.54%. Generally, the Fund’s total return on a market value basis will be lower than total return on a net asset value basis in periods when there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 22.94%, which is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At June 30, 2023, the Fund’s portfolio included securities of over 50 different issuers, with the top ten securities amounting to approximately 44% of net assets. At that time, the Fund’s investments totaled approximately $245 million on net assets of approximately $223 million, with leverage of approximately $22 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

Quarterly Distributions

On June 1, 2023, the Fund declared a distribution of $0.25, its second quarterly distribution of the 2023 year. The quarterly distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy and did not result in returns of capital that reduced the Fund’s per share net asset value in the first half of 2023. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

As of June 1, 2023, and based on the Fund’s results and estimates for the second quarter, the distribution of $0.25 per share would include approximately 0%, 100%, and 0% from net investment income, capital gains, and return of capital, respectively. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. The amounts and sources of distributions reported are only estimates based on book basis earnings, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments. The Fund intends to send shareholders a Form 1099- DIV for the calendar year that will instruct how to report these distributions for federal income tax purposes.

On December 8, 2022, the Fund announced that it anticipates that its quarterly distribution amount will remain at $0.25 per share for each quarter of 2023. Distributions may be paid from net investment income, net realized capital gains, or return of capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than such income and gains, the distribution may be a return of capital. A return of capital may occur, for example, when money invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather, it reduces the tax basis of a shareholder’s Fund shares, thereby increasing potential gain or reducing potential loss on the shareholder’s subsequent sale of those shares.

Dividend Reinvestment Plan

For those shareholders who are currently receiving the Fund’s quarterly distributions in cash but are interested in adding to their account through the Fund’s dividend reinvestment plan (DRIP), we encourage you to review the plan set forth later in this document and contact the Fund’s transfer agent, who will be pleased to assist you with no obligation on your part.

Fund Website

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material about the Fund. The website also has links to U.S. Securities and Exchange Commission (“SEC”) filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 12% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

2 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

PORTFOLIO ANALYSIS
June 30, 2023

TOP TEN	June 30, 2023	TOP TEN	June 30, 2023

SECURITY HOLDINGS		INDUSTRIES

1 Steel Dynamics, Inc. (8%)		1 Primary Metal (14%)

2 AutoZone, Inc. (7%)		2 Insurance Carriers (12%)

3 Credit Acceptance Corporation (5%)		3 Non-Depository Credit Institutions (10%)

4 Essent Group Ltd. (4%)		4 Automotive Dealers and Gasoline Service Stations (10%)

5 U.S. Bancorp (4%)		5 Chemical and Allied Products (8%)

6 Westlake Corporation (4%)		6 Depository Institutions (8%)

7 Asbury Automotive Group, Inc. (3%)		7 Metal Mining (6%)

8 Mueller Industries, Inc. (3%)		8 Services - Help Supply Services (6%)

9 Dillard’s Inc. (3%)		9 Holding and other Investment Offices (5%)

10 UnitedHealth Group, Inc. (3%)		10 Electronic and other Electrical Equipment and Components, except Computer Equipment (5%)

Top ten security holdings and industries are shown for informational purposes only as an approximate percentage of net assets and are subject to change. Industry classifications are based on Standard Industrial Classification codes. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 3

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2023 (Unaudited)
Financial Statements

Common Stocks (104.17%)	Shares	Value	Shares	Value

Automotive Dealers and Gasoline Service Stations (9.95%)
Asbury Automotive Group, Inc. (a)	29,500	$7,092,390
AutoZone, Inc. (a)	6,050	15,084,828

		22,177,218

Automotive Repair, Services, and Parking (3.17%)
U-Haul Holding Company	13,800	763,416
U-Haul Holding Company Series B Non-Voting	124,200	6,293,214

		7,056,630

Chemical and Allied Products (8.42%)
LyondellBasell Industries N.V. Class A	35,000	3,214,050
Olin Corporation	41,000	2,106,990
Pfizer Inc.	138,500	5,080,180
Westlake Chemical Corporation	70,000	8,362,900

		18,764,120

Communications (1.87%)
Nexstar Media Group, Inc.	25,000	4,163,750

Depository Institutions (7.69%)
Ally Financial Inc.	122,000	3,295,220
Barclays PLC	615,000	4,833,900
U.S. Bancorp	272,500	9,003,400

		17,132,520

Electronic and Other Electrical Equipment and Components, except Computer Equipment (4.79%)
Atkore Inc. (a)	36,500	5,691,810
Skyworks Solutions, Inc.	45,000	4,981,050

		10,672,860

General Merchandise Stores (2.97%)
Dillard’s, Inc. (a)	20,300	6,623,484

Home Furniture, Furnishings, and Equipment Stores (2.70%)
Williams-Sonoma, Inc.	48,000	6,006,720

Industrial and Commercial Machinery and Computer Equipment (2.79%)
Lam Research Corporation	9,700	6,235,742

Insurance Carriers (12.29%)
Elevance Health, Inc.	9,600	4,265,184
Essent Group Ltd.	200,000	9,360,000
Fidelity National Financial, Inc.	55,000	1,980,000
NMI Holdings, Inc. (a)	205,000	5,293,100
UnitedHealth Group Incorporated	13,500	6,488,640

		27,386,924

Metal Mining (6.23%)
BHP Group Limited	74,000	$4,415,580
B2Gold Corp.	1,335,000	4,765,950
Rio Tinto plc	73,500	4,692,240

		13,873,770

Non-Depository Credit Institutions (10.16%)
Credit Acceptance Corporation (a)	23,000	11,682,390
Discover Financial Services	50,000	5,842,500
Enova International, Inc. (a)	96,000	5,099,520

		22,624,410

Oil and Gas Extraction (0.28%)
Woodside Energy Group Ltd.	26,743	620,170

Primary Metal (13.55%)
Encore Wire Corporation	30,700	5,708,051
Mueller Industries, Inc. (a)	80,700	7,043,496
Steel Dynamics, Inc.	160,000	17,428,800

		30,180,347

Security and Commodity Brokers, Dealers, Exchanges, and Services (1.46%)
BlackRock, Inc.	4,700	3,248,358

Services - Computer Programming, Data Processing (2.69%)
Alphabet Inc. Class A (a)	50,000	5,985,000

Services - Help Supply Services (5.61%)
AMN Healthcare Services, Inc. (a)	41,000	4,473,920
Kforce Inc.	50,000	3,133,000
Robert Half International Inc.	65,000	4,889,300

		12,496,220

Transportation Equipment (3.72%)
THOR Industries, Inc.	40,000	4,140,000
Wabash National Corporation	162,000	4,153,680

		8,293,680

Wholesale Trades - Durable Goods (3.83%)
BlueLinx Holdings Inc. (a)	63,300	5,936,274
Pool Corporation	6,900	2,585,016

		8,521,290

Total common stocks (Cost $172,277,365)		232,063,213

See notes to financial statements.

4 Semi-Annual Report 2023	Dividend and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2023 (Unaudited)
Financial Statements

Corporate Bonds and Notes (0.04%)	Principal Amount	Value

Electric Services (0.04%)
Elwood Energy LLC, 8.159%,
7/5/26 (Cost $109,485)	108,849	$89,800

Master Limited Partnerships (0.47%)	Units	Value

Electric, Gas, and Sanitary Services (0.47%)
Enterprise Products Partners L.P. (Cost $374,214)	40,000	1,054,000

Preferred Stocks (4.95%)	Shares	Value

Holding and other Investment Offices (4.95%)
AGNC Investment Corp.,
6.125% Series F	78,000	1,637,220
AGNC Investment Corp.,
6.875% Series D	37,073	831,177
Chimera Investment Corporation,
8% Series D	83,000	1,684,070

Preferred Stocks	Shares	Value

Pennsylvania Real Estate
Investment Trust, 6.875% Series D	33,600	$47,712
PennyMac Mortgage Investment Trust,
6.75% Series C	90,000	1,704,600
Rithm Capital Corp., 7% Series D	81,000	1,693,710
Rithm Capital Corp., 7.125% Series B	77,000	1,753,290
Two Harbors Investment Corp.,
7.25%, Series C	87,000	1,666,050

Total preferred stocks (Cost $10,470,580) (4.95%)		11,017,829

Total investments (Cost $183,231,644) (109.63%)		244,224,842

Liabilities in excess of cash and other assets (-9.63%)		(21,457,633)

Net assets (100.00%)		$222,767,209

(a)	Non-income producing.

(b)

The Fund’s total investment portfolio value of $244,224,842 has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $21,824,300 as of June 30, 2023.

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 5

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2023
Assets
Investments, at value (cost: $183,231,644)	$244,224,842
Cash	435,608
Receivables:
Dividends	289,276
Interest	4,351
Prepaid expenses and other assets	66,900

Total assets	245,020,977

Liabilities
Credit agreement borrowing	21,824,300
Payables:
Accrued expenses	210,879
Investment management	181,268
Administrative services	26,390
Trustees	10,931

Total liabilities	22,253,768

Net Assets	$222,767,209

Net Asset Value Per Share
(applicable to 12,817,058 shares issued and outstanding)	$17.38

Net Assets Consist of
Paid in capital	$155,849,522
Distributable earnings	66,917,687

$222,767,209

See notes to financial statements.

6 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2023
Investment Income
Dividends (net of $42,558 foreign tax withholding)	$2,808,777
Interest	6,408

Total investment income	2,815,185

Expenses
Investment management	1,156,751
Interest and fees on credit agreement	841,414
Administrative services	137,525
Bookkeeping and pricing	62,795
Legal	40,400
Trustees	39,951
Insurance	33,304
Auditing	21,720
Shareholder communications	17,195
Custodian	16,705
Transfer agent	9,050
Registration	9,050
Other	3,257

Total expenses	2,389,117

Net investment income	426,068

Realized and Unrealized Gain
Net realized gain on investments	10,953,340
Unrealized appreciation on investments	5,906,614

Net realized and unrealized gain	16,859,954

Net increase in net assets resulting from operations	$17,286,022

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 7

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Operations
Net investment income	$426,068	$2,641,048
Net realized gain	10,953,340	9,450,106
Unrealized appreciation (depreciation)	5,906,614	(45,687,328)

Net increase (decrease) in net assets resulting from operations	17,286,022	(33,596,174)

Distributions to Shareholders
Distributable earnings	(6,379,607)	(11,986,049)
Return of capital	-	(686,068)

Total distributions	(6,379,607)	(12,672,117)

Capital Share Transactions
Reinvestment of distributions to shareholders	848,355	937,050

Increase in net assets from capital share transactions	848,355	937,050

Total change in net assets	11,754,770	(45,331,241)

Net Assets
Beginning of period	211,012,439	256,343,680

End of period	$222,767,209	$211,012,439

See notes to financial statements.

8 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

STATEMENTS OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2023
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$17,286,022
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation on investments	(5,906,614)
Net realized gain on sales of investments	(10,953,340)
Purchase of long term investments	(39,878,361)
Proceeds from sales of long term investments	60,289,990
Amortization of premium on investments	94
Decrease in dividends receivable	122,724
Decrease in interest receivable	2,585
Decrease in foreign withholding tax reclaims	19,851
Decrease in prepaid expenses and other assets	217,969
Decrease in accrued expenses	(33,284)
Decrease in investment management fee payable	(12,184)
Increase in administrative services payable	6,192
Decrease in trustees payable	(17,836)

Net cash provided by operating activities	21,143,808

Cash Flows from Financing Activities
Credit agreement repayment, net	(15,276,000)
Cash distributions paid	(5,531,252)

Net cash used in financing activities	(20,807,252)

Net change in cash	336,556

Cash
Beginning of period	99,052

End of period	$435,608

Supplemental disclosure of cash flow information:
Cash paid for interest on credit agreement	$808,844
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$848,355

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 9

NOTES TO FINANCIAL STATEMENTS	June 30, 2023 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a diversified, closed end management investment company whose shares are quoted over the counter under the stock symbol DNIF. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its investment manager (the “Investment Manager”).

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

10 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from each REIT using published reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are determined by each REIT only after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities and private company securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax posi-

tions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns.

The Fund may be subject to foreign taxation related to certain securities held by the Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2023, the Fund’s reimbursements of such costs were $137,525, of which $73,170 and $64,355 was for compliance and accounting services, respectively. Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of June 30, 2023, Bexil Corporation, parent of the Investment Manager, Bexil Securities LLC, an affiliate of the Investment Manager, and the Investment Manager, collectively, owned approximately 12% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Board. Bexil Corporation, Bexil Securities LLC, and the Investment Manager, collectively, acquired 84,516 and 107,102 shares of the Fund during the six months ended June 30, 2023 and year ended December 31, 2022, respectively.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 11

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Each Fund trustee who is not an employee of the Investment Manager or its affiliates is compensated by the Fund. These trustees receive fees for service as a trustee from the Fund and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

The Fund leases record storage through an affiliate at an annual cost of approximately $2,267.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the six months ended June 30, 2023 and year ended December 31, 2022 are comprised of the following:

Tax characteristics of distributions:	2023	2022

Ordinary income	$426,068	$ 2,544,419

Capital gains	5,953,539	9,441,630

Return of capital	-	686,068

Total distribution	$6,379,607	$ 12,672,117

The tax characteristics of the distributions paid for the six months ended June 30, 2023 are estimates based on information available at this time and may be subject to change. The classifications of these distributions for federal income tax purposes are expected to be determined after the Fund’s fiscal year ending December 31, 2023 and the exact amount is not estimable as of June 30, 2023.

As of December 31, 2022, the component of distributable earnings on a tax basis was as follows:

Unrealized appreciation	$ 56,011,272

The difference between book and tax unrealized appreciation is primarily related to partnership income.

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate Bonds and Notes – The fair value of corporate bonds and notes is normally estimated using various techniques which may consider, among other things, recently executed transactions

12 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although many corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 232,063,213	$ -	$ -	$ 232,063,213

Corporate bonds and notes	-	89,800	-	89,800

Master limited partnerships	1,054,000	-	-	1,054,000

Preferred stocks	11,017,829	-	-	11,017,829

Total Investments, at value	$ 244,135,042	$ 89,800	$ -	$ 244,224,842

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $39,878,361 and $60,289,990, respectively, for the six months ended June 30, 2023. As of June 30, 2023, for federal income tax purposes, the aggregate cost of securities was $183,231,644 and net unrealized appreciation was $60,993,198, comprised of gross unrealized appreciation of $63,888,636 and gross unrealized depreciation of $2,895,438. The aggregate cost of securities for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

6. CREDIT AGREEMENT The Fund entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) 45,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Prior to June 14, 2023, the amount available under the credit facility was $65,000,000. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $57,679 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through June 12, 2024, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement was $21,824,300 as of June 30, 2023. The weighted average interest rate and average daily amount outstanding under the Credit Agreement for the six months ended June 30, 2023 were 6.06% and $25,748,963, respectively. The maximum amount outstanding during the six months ended June 30, 2023 was $42,308,300.

7. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of June 30, 2023, there were 12,817,058 shares outstanding. Share transactions for the following periods were:

Reinvestment of Distributions	Shares	Value

Six Months Ended June 30, 2023	76,452	$ 848,355

Year Ended December 31, 2022	83,972	$ 937,050

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 13

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

8. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the six months ended June 30, 2023 and year ended December 31, 2022, respectively.

9. COMMITMENTS AND CONTINGENCIES To the maximum extent permitted by the Delaware Statutory Trust Act, as amended from time to time, and to the extent applicable, the Company Act, the Fund indemnifies its officers, trustees, and employees from certain liabilities that might arise from the performance of their duties for the Fund and, without requiring a preliminary determination of the ultimate entitlement to indemnification, may pay or reimburse reasonable expenses of the foregoing in advance of final disposition of a proceeding, in accordance with the terms of its governing documents and agreements. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications and/or limitations of liability with respect to, among others, the Investment Manager in accordance with the Fund’s investment management agreement.

The foregoing is not an exhaustive list of the Fund’s indemnification and other contingent obligations and is subject to the Fund’s governing documents, contracts, and other arrangements. The Fund maintains directors and officers/errors and omissions liability insurance which may limit the Fund’s exposure and may enable it to recover a portion of any future amounts paid in accordance with, and subject to the limits of, the policy. Notwithstanding the foregoing, the potential future payments the Fund could be required to make with respect to its indemnification and other contingent obligations is unlimited.

10. RISKS AND UNCERTAINTIES

Share Trading Risk - The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, shareholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under its Credit Agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the Credit Agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the Credit Agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the

14 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of share-holders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events - U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

11. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 15

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended	Year Ended December 31,
	June 30, 2023	2022	2021	2020	2019	2018
Per Share Operating Performance (1)
Net asset value, beginning of period	$16.56	$20.25	$16.16	$16.25	$12.82	$16.78

Income from investment operations:
Net investment income	0.03	0.21	0.14	0.04	0.16	0.20
Net realized and unrealized gain (loss) on investments	1.32	(2.87)	5.31	0.90	4.09	(2.93)

Total income (loss) from investment operations	1.35	(2.66)	5.45	0.94	4.25	(2.73)

Less distributions:
Net investment income	(0.03)	(0.20)	(0.29)	(0.03)	(0.21)	(0.11)
Capital gains	(0.47)	(0.75)	(0.98)	(0.52)	-	(0.47)
Return of capital	-	(0.05)	(0.05)	(0.45)	(0.59)	(0.12)

Total distributions	(0.50)	(1.00)	(1.32)	(1.00)	(0.80)	(0.70)

Fund share transactions
Effect of reinvestment of distributions	(0.03)	(0.03)	(0.04)	(0.03)	(0.02)	(0.01)
Decrease in net asset value from rights offering	-	-	-	-	-	(0.52)

Total Fund share transactions	(0.03)	(0.03)	(0.04)	(0.03)	(0.02)	(0.53)

Net asset value, end of period	$17.38	$16.56	$20.25	$16.16	$16.25	$12.82

Market value, end of period	$11.30	$11.09	$14.56	$11.25	$13.46	$ 9.53

Total Return (2)
Based on net asset value	9.73%†	(10.95)%	37.52%	10.26%	35.50%	(18.75)%
Based on market price	6.54%†	(17.06)%	42.04%	(7.33)%	50.99%	(24.54)%

Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$222,767	$211,012	$256,344	$203,046	$202,347	$158,852
Ratios to average net assets of:
Total expenses (4) (5)	2.18%*	1.98%	1.79%	2.26%	1.91%	1.63%
Net expenses (6)	2.18%*	1.77%	1.79%	2.26%	1.91%	1.63%
Net investment income	0.39%*	1.18%	0.71%	0.29%	1.07%	1.28%
Portfolio turnover rate	16%	42%	37%	28%	42%	59%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 21,824	$ 37,100	$ 50,531	$ 9,401	$ 36,687	$ 26,728
Asset coverage per $1,000 (7)	$ 11,207	$ 6,688	$ 6,073	$ 22,597	$ 6,515	$ 6,943
Average commission rate paid	$ 0.0106	$ 0.0119	$ 0.0115	$ 0.0200	$ 0.0163	$ 0.0215

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The ratio of net expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.41% for the six months ended June 30, 2023 and 1.30%, 1.63%, 2.00%, 1.47%, and 1.34%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the Credit Agreement is considered a senior security representing indebtedness.

† Not annualized.

* Annualized.

See notes to financial statements.

16 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“IMA”) between Dividend and Income Fund (“Fund”) and the investment manager, Bexil Advisers LLC (“Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Company Act at a meeting held on March 8, 2023 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting, both in the written materials as well as information otherwise provided by the Investment Manager during the Meeting. Such information included, among other things: information comparing the management fees and total expense ratio of the Fund with a peer group of broadly comparable funds as provided by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Morningstar as well as from company reports, financial reporting services, periodicals, and other sources; information regarding the Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index as provided by Broadridge; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in the IMA and whether it represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances; the nature, extent, and quality of the investment management services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Fund, including soft dollar benefits; the extent to which economies of scale would be realized as the Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the IMA with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies.

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, operations and financial condition; fees, profitability and the Investment Manager’s allocation of expenses in connection therewith, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information.

In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board considered the portfolio management of the Fund, evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to effectively fulfill its duties on behalf of the Fund. The Board also discussed the Investment Manager’s views with regard to succession planning. The Board noted that the Investment Manager has managed the Fund for several years and is, together with its affiliates, a substantial investor in the Fund. The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, Mr. Thomas Winmill, as the portfolio manager of the Fund and Chairman of the Investment Policy Committee of the Investment Manager, stated that the invest-

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 17

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

ment philosophy and/or investment process applied in managing the Fund had not changed since the Board’s prior annual review of the IMA.

The Board also considered the Investment Manager’s in-house research capabilities as well as third-party resources available to the Investment Manager’s personnel, including research and brokerage services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies.

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Broadridge comparing the Fund’s investment performance on an absolute basis and to that of its Peer Group and a benchmark index which were provided by Broadridge. Broadridge also provided supplemental Lipper and Morningstar information and benchmark indices which was discussed. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for the Fund.

After reviewing performance information with respect to the Fund, the Board observed that the Fund’s total return (i) outperformed its benchmark index in the one, two, three, four, five, and ten year periods, ended December 31, 2022, (ii) outperformed the median total return of its Peer Group in the one, two, three, four, five, and ten year periods, ended December 31, 2022, and (iii) outperformed the average total return of its Peer Group in the one, two, three, four, five, and ten year periods, ended December 31, 2022. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing the Fund’s management fee and expense ratio to those of its Peer Group. The Board observed that the Fund’s management fee based on common and leveraged assets is lower than the median in its Peer Group and its total expense ratio based on common and leveraged assets is also lower than the median in its Peer Group, and the Board discussed the contributing factors thereof. The Board concluded that the Fund’s management fee and total expense ratio are reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board recognized that the Fund’s management fee does not include ‘breakpoints,’ which would result in lower incremental advisory fee rates as its assets increase. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the management fee paid by the Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s management fee bears a reasonable relationship to the services rendered represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances.

The Board noted that performance and expense ratios are only two of the factors that it deems relevant to its consideration of an Investment Management Agreement and that, after considering all relevant factors, it can reach a decision to renew the Investment Management Agreement notwithstanding a Fund’s underperformance and high expenses over certain periods.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the IMA, including the fee structure, is in the best interests of the Fund.

18 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Company Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board without shareholder approval except as required by law.

Limitations on Ownership

Article II of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) currently limits the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board’s prior approval (“4.99% Share Limitations”). The 4.99% Share Limitations may assist the Board to better defend against takeover activities, such as to defend against arbitrageurs attempting to make a short term profit in Fund shares while trading at a discount to NAV potentially at the expense of long term investors. The 4.99% Share Limitations also are intended to have the effect of impeding or discouraging a merger, tender offer, or proxy contest.

The Declaration generally restricts any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause such person to become either an owner (within the meaning of Section 382 of the IRC) or a beneficial owner (within the meaning of Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations promulgated thereunder and exemptions granted therefrom, all as amended from time to time, of greater than 4.99% of the Shares, (a “Five Percent Shareholder”) or (2) increase the percentage of Shares owned by a Five Percent Shareholder. Rule 13d-3 under the Exchange Act provides that “[f]or the purposes of sections 13(d) and 13(g) of the [Exchange] Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.”

The Declaration provides that any Acquisition attempted to be made in violation of the 4.99% Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. The Declaration also provides that any person who knowingly violates the 4.99% Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its current or potential capital loss carryovers under Section 1212 of the IRC from previous taxable years and unrealized capital losses in its portfolio and attorneys’ and auditors’ fees incurred in connection with such violation.

Additional Offerings

Previously, the Fund has issued additional shares of beneficial interest through rights offerings. In the future, subject to market conditions, the Fund may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks — including NAV and voting dilution, and that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to NAV in the secondary market.

Future offerings, if any, are normally described in a registration statement which contains detailed information regarding the offering and should be reviewed carefully before investing. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund toll free at 1-855-411-6432, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.Divi-dendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.DividendandIncomeFund.com.

Governing Documents

Certain provisions in the Fund’s governing documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a proxy fight, tender offer, or similar effort or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. For more information, please refer to the governing documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund’s website www.DividendandIncomeFund.com.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 19

DISTRIBUTIONS	(Unaudited)
Additional Information

2023 Quarterly Distribution Dates

Declaration	Record	Payment

March 1	March 15	March 27

June 1	June 15	June 28

September 1	September 18	September 28

December 1	December 15	December 28

HISTORICAL DISTRIBUTION SUMMARY*

PERIOD	Investment Income	Return of Capital	Capital Gains	Total

Six Months ended June 30, 2023***	$0.03	$0.00	$0.47	$0.50

2022	$0.20	$0.05	$0.75	$1.00

2021	$0.29	$0.05	$0.98	$1.32

2020	$0.03	$0.45	$0.52	$1.00

2019	$0.21	$0.59	$-	$0.80

2018	$0.11	$0.12	$0.47	$0.70

2017	$0.39	$0.12	$0.09	$0.60

2016	$0.23	$0.77	$-	$1.00

2015	$0.26	$1.37	$-	$1.63

2014**	$1.63	$-	$-	$1.63

2013**	$1.16	$0.47	$-	$1.63

2012	$0.56	$1.07	$-	$1.63

2011	$1.00	$0.76	$-	$1.76

2010	$1.40	$0.24	$-	$1.64

2009	$1.56	$0.08	$-	$1.64

2008	$2.36	$1.08	$-	$3.44

2007	$3.36	$1.20	$-	$3.56

2006	$3.72	$-	$-	$3.72

2005	$2.12	$1.88	$-	$4.00

2004	$2.16	$1.84	$-	$4.00

2003	$2.44	$1.56	$-	$4.00

2002	$2.64	$1.84	$-	$4.48

2001	$2.60	$2.36	$-	$4.96

2000	$3.20	$1.76	$-	$4.96

From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64

    * The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

  **  Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

.***  The classifications of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2023. This is only an esti-mate based on information available at this time and is subject to change. Actual amounts may be re-characterized among net investment income, capital gains, and return of capital for tax purposes after the 2023 fiscal year end, although the exact amount is not estimable at June 30, 2023.

Distribution Policy

The Fund’s quarterly distributions reflect the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its NAV per share, if any, and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy and the distribution amount may be amended, suspended, or terminated at any time without prior notice.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each tax year can be finally determined only as of the end of the Fund’s tax year. However, under Section 19 of the Company Act, and related rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders. The information provided in those notices does not represent information for tax reporting purposes. Earnings and profits on a tax basis may differ.

20 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

DISTRIBUTIONS	(Unaudited)
Additional Information

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s distribution policy. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, and other risks discussed in the Fund’s filings with the Securities and Exchange Commission.

Distributions may be paid in part or in full from the Fund’s net investment income, realized capital gains, and by returning capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

The amounts and sources of distributions reported in the Fund’s 19(a) notices are only estimates based on book earnings, are likely to change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

The Fund intends to send shareholders a Form 1099-DIV for the calendar year that will instruct you how to report these distributions for federal income tax purposes.

Terms and Conditions of the 2021 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-937-5449, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value (“NAV”) per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s NAV per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such NAV on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the NAV. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s NAV per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the NAV of the Shares, the average Share purchase price paid by the Agent may exceed the NAV of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations on each of the five business days the Shares traded ex-dividend immediately prior to such date, and (b) NAV per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 21

DISTRIBUTIONS	(Unaudited)
Additional Information

terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

22 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

Rev. 12/2022
PRIVACY POLICY

FACTS	WHAT DOES DIVIDEND AND INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.

Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Transaction or loss history	• Retirement assets
	• Account balances	• Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dividend and Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dividend and Income Fund share?	Can you limit this sharing?

For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you -	Yes	Yes

For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing	• Call Dividend and Income Fund at 212-785-0900; or
• Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Dividend and Income Fund at 1-212-785-0900 or go to www.DividendandIncomeFund.com

Mail-in Form

Leave blank or	Mark if you want to limit:
[If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	☐ Do not allow your affiliates to use my personal information to market to me.
Name
Address
Mail to: Dividend and Income Fund 2255 Buffalo Road Rochester, NY 14624
City, State, Zip
Account #

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 23

Who we are

Who is providing this notice?	Dividend and Income Fund

What we do

How does Dividend and Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Dividend and Income Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Buy securities from us

•  Provide account information

•  Give us your contact information

•  Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliate’s everyday business purposes - information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Dividend and Income Fund shares with our affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Dividend and Income Fund does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Dividend and Income Fund does not jointly market.

24 Semi-Annual Report 2023	DIVIDEND AND INCOME FUND

GENERAL INFORMATION	(Unaudited)
Additional Information

Stock Data at June 30, 2023

Market Price per Share	$11.30

Net Asset Value per Share	$17.38

Market Price Discount to Net Asset Value	35.0%

Stock Symbol	DNIF

Net Asset Value Symbol	XDNIX

CUSIP Number	25538A204

DividendandIncomeFund.com

Visit us at www.DividendandIncomeFund.com. The site provides information about the Fund, including distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Investment Manager
Bexil Advisers LLC 2255 Buffalo Road
Rochester, NY 14624 1-212-785-0900

Stock Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC 6201 15th Avenue
Brooklyn, NY 11219 www.astfinancial.com 1-800-937-5449

Dividend and Income Fund is part of a fund complex which includes Midas Fund, Midas Magic, and Foxby Corp.

Please Note - There is no assurance that the Fund’s investment objectives will be attained. Past performance is no guarantee of future results. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the U.S. Securities and Exchange Commission (“SEC”), including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll free at 1-855-411-6432 or download them at http://dividendandincomefund.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities and other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from NAV, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

Section 23 Notice - Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

DIVIDEND AND INCOME FUND	Semi-Annual Report 2023 25

STOCK SYMBOL: DNIF

DividendandIncomeFund.com

Printed on recycled paper

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2023	0	0	N/A	N/A
Feb. 1-28, 2023	0	0	N/A	N/A
Mar. 1-31, 2023	0	0	N/A	N/A
Apr. 1-30, 2023	0	0	N/A	N/A
May 1-31, 2023	0	0	N/A	N/A
Jun. 1-30, 2023	1,000 5,806 10,000 3,194	$11.09 $11.09 $11.12 $11.12	N/A	N/A

*	Each of the purchases in the table above have been made in open-market transactions by the registered investment adviser of the registrant or its parent company or affiliate.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

August 23, 2023	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

August 23, 2023	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

August 23, 2023	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

August 23, 2023	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer